Exhibit 99.1

United Fire Group, Inc. Reports on Annual Meeting of Shareholders

•	Director Elections to the Board of Directors Announced

•	New Officer Elections Announced
Director Elections to the Board of Directors
CEDAR RAPIDS, IOWA, May 22, 2020 – United Fire Group, Inc. (Nasdaq: UFCS) (the "Company" or "UFG") announced today that shareholders elected four Class A Directors and one Class C Director to our 12-member board of directors at the 2020 Annual Meeting of Shareholders held on May 20, 2020.
The following individuals were each elected to serve three-year terms expiring in 2023:

•	Scott L. Carlton, President of Tokai Carbon GE LLC;

•	Brenda K. Clancy, former Global Chief Technology Officer for AEGON N.V.

•	Randy A. Ramlo, President and Chief Executive Officer of United Fire Group, Inc.; and

•	Susan E. Voss, former Vice President and General Counsel of American Enterprise Group, Inc.
The following individual was elected to serve the remainder of a term expiring in 2021:

•	Lura E. McBride, President and Chief Executive Officer of Van Meter, Inc.
In other official business, our shareholders:

•	ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2020;

•	approved an amendment of the United Fire Group, Inc. Non-Employee Director Stock Plan; and

•	approved, on an advisory basis, the compensation of the Company's named executive officers.
Retirement of Chief Investment Officer Barrie W. Ernst
On May 20, 2020, Chief Investment Officer Barrie W. Ernst communicated his decision to retire effective June 30, 2020. The Company has selected Robert F. Cataldo to succeed him as Vice President and Chief Investment and Strategy Officer.
New Officer Elections
The Company is pleased to announce the following officer elections effective May 20, 2020:

Exhibit 99.1

Robert F. Cataldo
United Fire Group, Inc. and United Fire & Casualty Company elected Robert F. Cataldo as Vice President and Chief Investment and Strategy Officer.
Micah G. Woolstenhulme
United Fire Group, Inc. and United Fire & Casualty Company elected Micah G. Woolstenhulme as Vice President and Chief Risk Officer.

Exhibit 99.1

Jeremy J. Bahl
United Fire Group, Inc. and United Fire & Casualty Company elected Jeremy J. Bahl as Vice President and Chief Underwriting Officer.
Jane C. Rheem
United Fire & Casualty Company elected Jane C. Rheem as Vice President and Chief Analytics Officer.
Michael J. Sheeley
United Fire & Casualty Company elected Michael J. Sheeley as Vice President and Chief Marketing Officer.

Exhibit 99.1

Lynda G. Braksiek
United Fire & Casualty Company elected Director of Enterprise Transformation Lynda G. Braksiek as an Assistant Vice President.
Paige Butterfield
United Fire & Casualty Company elected Director of Facilities and Office Services Paige Butterfield as an Assistant Vice President.

Exhibit 99.1

David Donlick
United Fire & Casualty Company elected Underwriting Manager David Donlick as an Assistant Vice President.
Daniel Dostal
United Fire & Casualty Company elected Director of Internal Audit Daniel Dostal as an Assistant Vice President.
Paul Flint
United Fire & Casualty Company elected Regional Claims Manager Paul Flint as an Assistant Vice President.

Exhibit 99.1

Kate Galligan
United Fire & Casualty Company elected Underwriting Manager Kate Galligan as an Assistant Vice President.
Jeremy Jackson
United Fire & Casualty Company elected Regional Claims Manager Jeremy Jackson as an Assistant Vice President.
Charlotte Richmann
United Fire & Casualty Company elected Underwriting Manager Charlotte Richmann as an Assistant Vice President.

Exhibit 99.1

Chad M. Zenisek
United Fire & Casualty Company elected Corporate Counsel Chad Zenisek as an Assistant Vice President.

About UFG

Founded in 1946 as United Fire & Casualty Company, UFG, through its insurance company subsidiaries, is engaged in the business of writing property and casualty insurance.

Through our subsidiaries, we are licensed as a property and casualty insurer in 46 states, plus the District of Columbia, and we are represented by approximately 1,000 independent agencies. A.M. Best Company assigns a rating of "A" (Excellent) for members of the United Fire & Casualty Group.

For more information about UFG, visit www.ufginsurance.com or contact:

Randy Patten, AVP and Controller, Finance, 319-286-2537 or IR@unitedfiregroup.com